Exhibit 10.1

SECOND AMENDMENT TO
WAIVER AGREEMENT

This SECOND AMENDMENT TO THE WAIVER AGREEMENT is entered into on January 23, 2023, by and among American Strategic Investment Co. (the “Company”), Bellevue Capital Partners, LLC (“Bellevue”) and New York City Advisors, LLC (the “Advisor”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in either the Waiver Agreement or in the Amended and Restated Rights Agreement, dated as of August 17, 2020, as amended by Amendment No. 1, dated as of August 12, 2021, and Amendment No. 2, dated as of August 10, 2022 (as amended the “Rights Agreement”).

RECITALS

WHEREAS, the Company, Bellevue and the Advisor originally entered into a Waiver Agreement dated as of February 4, 2022 (the “Original Waiver Agreement”) and entered into the First Amendment to Waiver Agreement on August 10, 2022 (the “First Amended Waiver Agreement” together with the Original Waiver Agreement and this Second Amendment collectively the “Waiver Agreement”);

WHEREAS, pursuant to the Original Waiver Agreement, the Company granted an Ownership Threshold Waiver to the Excluded Person(s) to the maximum extent permitted by the Revised Threshold as defined in the Original Waiver Agreement;

WHEREAS, pursuant to the First Amended Waiver Agreement, the Company amended certain provisions of the Original Waiver Agreement to change the Revised Threshold, subject to conditions described in the First Amended Waiver Agreement which were later satisfied, to up to 25%;

WHEREAS, the Company has decided to expand the type of assets or businesses it may own and operate and has terminated its election to be treated as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), effective January 1, 2023 and thus the Aggregate Share Ownership Limit will no longer be in effect but the Ownership Threshold, including waivers thereto, under the Rights Agreement remain in effect;

WHEREAS, the Company is desirous of raising additional capital including through a rights offering made to holders of Common Stock, through a prospectus supplement dated January 23, 2023 (the “Rights Offering”);

WHEREAS, Bellevue and the Advisor are each desirous of exercising their rights to purchase Common Stock through the Rights Offering to the fullest extent permitted and making further investments in the Common Stock including potentially through the Advisor electing shares of Common Stock in lieu of cash for services rendered under the Advisory Agreement; and

WHEREAS, the Company is willing to provide a further waiver to Bellevue, the Advisor and each other Excluded Person set forth on Schedule 1 to the Irrevocable Proxy (as defined herein) from the Ownership Threshold subject to Bellevue, the Advisor and each Excluded Person granting an Irrevocable Proxy to the Company to vote certain shares of Common Stock Beneficially Owned collectively by them in excess of 34.9% of the outstanding shares of Common Stock and desire to amend the Waiver Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 1.1 of the Waiver Agreement. Section 1.1 of the Waiver Agreement is hereby deleted in its entirety and replaced with the following:

“1.1               (a) The Company hereby waives the application against Bellevue, the Advisor and each other Excluded Person of the Ownership Threshold contained in Section 1.1 of the Rights Agreement and together they shall be permitted, at their discretion, to Beneficially Own shares of Common Stock in excess of the Ownership Threshold without being deemed an Acquiring Person subject to each of Bellevue, the Advisor and each other Excluded Person granting an irrevocable proxy to the Company in the form contained in Exhibit A hereto (the “Irrevocable Proxy”); provided that if the Irrevocable Proxy shall not, for any reason, be in full force and effect then Bellevue, the Advisor and each other Excluded Person shall be prohibited from collectively Beneficially Owning shares of Common Stock in excess of 34.9% of the outstanding shares of Common Stock (the “Amended Threshold Limit”) and shall be deemed to be an Acquiring Person unless Bellevue, the Advisor and each other Excluded Person sells or otherwise disposes of any shares of Common Stock above the Amended Threshold Limit or the Board otherwise waives the excess within ten (10) days of the Irrevocable Proxy no longer being in full force and effect.”

2.	Amendment to Section 1.2 of the Waiver Agreement. Section 1.2 of the Waiver agreement is hereby deleted in its entirety and replaced with the following:

“1.2               [Reserved].”

3.	Amendment to Section 1.4 of the Waiver Agreement. Section 1.4 of the Waiver Agreement is hereby deleted in its entirety and replaced with the following:

“1.4               If an Excluded Person, together with all of its Affiliates and Associates, Beneficially Owns shares of Common Stock in excess of the Ownership Threshold, as of the date on which this Waiver Agreement is terminated (the “Termination Date”), the Excluded Person shall be deemed to be a “Grandfathered Stockholder” as defined in Section 1.1 of the Rights Agreement with respect to shares of Common Stock Beneficially Owned as of the Termination Date (the “Termination Date Percentage”) so long as: (1) each Irrevocable Proxy remains in full force and effect; or (2) the Excluded Persons do not Beneficially Own more than the Amended Threshold Limit; provided that if any Irrevocable Proxy is no longer in full force and effect, then each Excluded Person shall cease to be a “Grandfathered Stockholder” with respect to any Common Stock Beneficially Owned in excess of the Amended Threshold Limit.”

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4.	Amendment to Section 2.1 of the Waiver Agreement. Section 2.1 of the Waiver Agreement is hereby deleted in its entirety and replaced with the following:

“2.1               [Reserved].”

5.	Amendment to Section 2.2 of the Waiver Agreement. Section 2.2 of the Waiver Agreement is hereby deleted in its entirety and replaced with the following:

“2.2               [Reserved].”

6.	Amendment to Section 3.1 of the Waiver Agreement. Section 3.1 of the Waiver Agreement is hereby deleted and replaced in its entirety replaced with the following:

“3.1               The term of the Waiver Agreement shall commence as of the Determination Date and end at 5:00 p.m. Eastern Time the date that Bellevue, the Advisor and each Excluded Person Beneficially Own less than 4.9% of the Common Stock (the “Termination Date”).”

7.	Amendment to Section 4.2 of the Waiver Agreement. Section 4.2 of the Waiver Agreement is amended by deleting references to “New York City REIT, Inc.” and replacing such references with “American Strategic Investment Co.”

8.	Miscellaneous. Except as expressly modified hereby, the terms of the Waiver Agreement shall remain in full force and effect as written. This amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this amendment to the other party upon request.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

AMERICAN STRATEGIC INVESTMENT CO.

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer and Treasurer

BELLEVUE CAPITAL PARTNERS, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

NEW YORK CITY ADVISORS, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Waiver Agreement (Bellevue)]

EXHIBIT A

IRREVOCABLE PROXY

In accordance with the terms of a waiver agreement entered into by and between American Strategic Investment Co., a Maryland corporation (the “Company”), Bellevue Capital Partners, LLC (“Bellevue”), New York City Advisors (the “Advisor”) and each other Excluded Person set forth on Schedule 1 hereto (individually an “Excluded Person” and collectively with Bellevue and the Advisor, the “Excluded Persons”) originally dated February 4, 2022, as amended on August 10, 2022 and January 23, 2023 (the “Waiver Agreement”), each Excluded Person hereby grants an irrevocable proxy to the Company on the terms and conditions contained herein (the “Irrevocable Proxy”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Waiver Agreement.

RECITALS

WHEREAS, the Excluded Persons collectively own 428,767 or approximately 22.3% of the shares of Class A common stock, par value $0.01 per share (the “Common Stock”), of the Company as of the date of this Irrevocable Proxy and may make further investments in the Common Stock including through the exercise of rights granted by the Company to record holders of the Common Stock on January 12, 2023 and offered pursuant to a prospectus supplement dated January 23, 2023; and

WHEREAS, pursuant to the Waiver Agreement, each Excluded Person agreed, and deems it to be in the best interests of the Excluded Person, to grant this Irrevocable Proxy to the Company on the terms and conditions contained herein.

NOW, THEREFORE in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

Article I

Section 1.01           Grant of Irrevocable Proxy.

(a)            In the event that the Excluded Persons directly or indirectly Beneficially Own collectively more than 34.9% of the outstanding shares of Common Stock, each Excluded Person hereby irrevocably (i) grants to, and appoints, the Company, and any person designated in writing by the Company, and each of them individually, as the Excluded Person’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Excluded Person, to exercise all voting, consent and similar rights associated with the shares of Common Stock that now are or hereafter may be held or otherwise Beneficially Owned collectively by the Excluded Persons in excess of 34.9% of the outstanding shares of Common Stock (the “Excess Shares”) in the same proportion as the votes cast by all other holders of Common Stock who are not Excluded Persons and (ii) revokes any and all proxies heretofore given in respect of the Excess Shares. With respect to the Excess Shares, votes shall be cast on behalf of each Excluded Person pursuant to and in the manner directed by this Irrevocable Proxy in the same percentage as the number of shares of Common Stock directly or indirectly Beneficially Owned by such Excluded Person bears to the total number of shares of Common Stock directly or indirectly Beneficially Owned collectively by the Excluded Persons. Each Excluded Person shall take any further action or execute any further instruments as may be necessary to effectuate the intent of this Irrevocable Proxy and no Excluded Person shall take any action which is inconsistent with the Irrevocable Proxy granted hereby. For purposes hereof, “Beneficially Own” means the ownership of shares of Common Stock by a Person (as defined in the Company’s charter), whether the interest in the shares of Common Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Internal Revenue Code of 1986, as amended (the ‘Code”), as modified by Section 856(h)(1)(B) of the Code.

(b)            Each Excluded Person acknowledges and agrees that the Irrevocable Proxy granted hereby is coupled with an interest and is irrevocable.

Section 1.02            Legend. Each Excluded Person agrees to permit an appropriate legend on certificates representing the shares of Common Stock reflecting the grant of the Irrevocable Proxy.

Section 1.03            Equitable Remedies. Each Excluded Person acknowledges that irreparable damage would result if this Irrevocable Proxy is not specifically enforced and that, therefore, the Company may enforce the rights granted by this Irrevocable Proxy by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. This remedy shall, however, not be exclusive and shall be in addition to any other remedies which the Company may avail itself.

Article II

Section 2.01           Representations and Warranties. Each Excluded Person represents and warrants to the Company as follows:

(a)            The Excluded Person has all necessary right, power and authority to execute, deliver and perform the obligations under this Irrevocable Proxy. This Irrevocable Proxy has been duly executed and delivered by the Excluded Person and constitutes the Excluded Person’s legal, valid and binding obligation enforceable against the Excluded Person in accordance with its terms.

(b)            The Excluded Person is the record owner of the Common Stock listed on Schedule 1 and the Excluded Person has plenary voting and dispositive power with respect to the shares of Common Stock held of record; and there are no proxies, voting trusts or other agreements or understandings to which the Excluded Person is a party or bound by and which expressly require that any of the shares of Common Stock be voted in any specific manner other than this Irrevocable Proxy; and the Excluded Person has not entered into any agreement or arrangement inconsistent with this Irrevocable Proxy.

Section 2.02            Applicable Law. This Irrevocable Proxy shall be construed in accordance with and governed by the laws of the State of Maryland without regard to principles of conflict of laws.

Section 2.03            Notices. All notices and demands under this Irrevocable Proxy and other communications required to be delivered pursuant to this Irrevocable Proxy, shall be in writing and shall be deemed to have been duly given if delivered personally or by overnight courier or if mailed by certified mail, return receipt requested, postage prepaid, or sent by facsimile, to the following addresses (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

[Exhibit A – Irrevocable Proxy]

If to the Company:

American Strategic Investment Co.
650 Fifth Avenue, 30th Floor,
New York, NY 10019
Attn: Michael Anderson

With a copy to:

Proskauer
70 West Madison, Suite 3800,
Chicago, IL 60602-4342
Attn: Michael Choate

If to the Excluded Persons:

Bellevue Capital Partners, LLC
222 Bellevue Avenue
Newport, RI 02840
Attn: Office of the General Counsel

All such notices shall be effective: (a) if delivered personally, when received (with written confirmation of receipt), (b) if sent by overnight courier, when receipted for and (c) if mailed, five (5)  days after being mailed as described above.

Section 2.04            Waiver. No consent or waiver, express or implied, by any party to, or of any breach or default by another party in the performance of, this Irrevocable Proxy shall be construed as a consent to or waiver of any subsequent breach or default in the performance by such other party of the same or any other obligations hereunder.

Section 2.05            Counterparts. This Irrevocable Proxy may be executed in several counterparts, which shall be treated as originals for all purposes, and all counterparts so executed shall constitute one Irrevocable Proxy, binding on each Excluded Person, notwithstanding that not all Excluded Persons are signatory to the original or the same counterpart. Any such counterpart shall be admissible into evidence as an original hereof against the person who executed it.

Section 2.06            Headings. The headings in this Irrevocable Proxy are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

Section 2.07            Amendments and Waivers. The provisions of this Irrevocable Proxy may not be modified or amended without the consent in writing signed by an authorized officer of the Company.

Section 2.08            Further Assistance. The parties hereto shall execute and deliver all documents, provide all information and take or refrain from all such action as may be necessary or appropriate to achieve the purposes of this Irrevocable Proxy.

[Remainder of Page Intentionally Left Blank]

[Exhibit A – Irrevocable Proxy]

IN WITNESS WHEREOF this Irrevocable Proxy has been signed by each of the parties hereto, and shall be effective as of January 23, 2023.

Bellevue Capital Partners, LLC

By:
	Name:	Michael Anderson
	Title:	Authorized Signatory

New York City Advisors, LLC

By:
	Name:	Michael Anderson
	Title:	Authorized Signatory

AR Global Investments, LLC

By:
	Name:	Michael Anderson
	Title:	Authorized Signatory

American Realty Capital III, LLC

By:
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Exhibit A – Irrevocable Proxy]

New York City Special Limited Partnership, LLC

By:
	Name:	Michael Anderson
	Title:	Authorized Signatory

Nicholas S. Schorsch 2016 GRAT (BCP)

By:
	Name:	Frank Mirabello
	Title:	Trustee

Edward M. Weil, Jr.

The Kahane Family 2016 Trust

By:
	Name:	Nicholas S. Schorsch
	Title:	Trustee

[Signature Page to Exhibit A – Irrevocable Proxy]

William M. Kahane Revocable Agreement of Trust

By:
	Name:	William M. Kahane
	Title:	Trustee

Nicholas Schorsch

Nicholas S. Schorsch Revocable Agreement of Trust

By:
	Name:	Nicholas S. Schorsch
	Title:	Trustee

Shelley D. Schorsch

[Signature Page to Exhibit A – Irrevocable Proxy]

Shelley D. Schorsch Revocable Agreement of Trust

By:
	Name:	Shelley D. Schorsch
	Title:	Trustee

[Signature Page to Exhibit A – Irrevocable Proxy]

SCHEDULE 1